UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2013

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	0-5465	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On October 23, 2013, Steel Partners Holdings L.P. (the “Company”), together with its subsidiary, SPH Group Holdings LLC (“SPH Group Holdings”), entered into a Credit Agreement (the “Credit Facility”) with PNC Bank, National Association (“PNC”), as administrative agent for the lenders thereunder. The Credit Facility provides for a revolving credit facility with borrowing availability of up to a maximum aggregate principal amount equal to $50 million.

The amounts outstanding under the Credit Facility bear interest at LIBOR plus 1.00%. Availability under the Credit Facility is based on a rate of 25% of the eligible investment property maintained in a security account with PNC. Interest payments on the outstanding balance of the Credit Facility are payable monthly. All amounts outstanding under the Credit Facility are due and payable in full on October 23, 2016.

Obligations under the Credit Facility are collateralized by first priority security interests in and liens upon certain deposit accounts, securities accounts, investment property, general intangibles and publicly traded equity and debt instruments of the Company and SPH Group Holdings pursuant to that certain Pledge Agreement dated as of October 23, 2013 by and among the Company, SPH Group Holdings and PNC, as agent for the benefit of the lenders (the “Pledge Agreement”). The Credit Facility contains customary affirmative and negative covenants, including a minimum cash balance covenant, and customary events of default.

The foregoing descriptions of the Credit Facility and Pledge Agreement are summaries and are qualified in their entirety by reference to the Credit Facility and Pledge Agreement, copies of which are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the discussion in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.                              Exhibits

99.1     Credit Agreement, dated as of October 23, 2013, by and among SPH Group Holdings LLC, Steel Partners Holdings L.P., the lenders thereunder and PNC Bank, National Association, in its capacity as administrative agent for the lenders thereunder.

99.2     Pledge Agreement, dated as of October 23, 2013, by and among SPH Group Holdings LLC, Steel Partners Holdings L.P., and PNC Bank, National Association, as agent for the benefit of the lenders.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 28, 2013	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc.
Its General Partner

	By:	/s/ Leonard J. McGill.
Leonard J. McGill
SVP, General Counsel & Secretary